Clinical expenses	12 Months Ended
Dec. 31, 2021
Financial Debt
Disclosure of clinical expenses [text block]

23.    Clinical expenses

Clinical expenses consist primarily of clinical studies related to the development of our Genio® system, consulting services and other costs associated with clinical activities. These expenses include employee compensation, clinical trial management and monitoring, payments to clinical investigators, data management and travel expenses for our various clinical trials.

	For the year ended December 31
(in EUR 000)	2021	2020	2019
Staff costs	3,431	1,531	921
Consulting and contractors' fees	1,187	748	474
Clinical studies	3,923	1,731	1,190
Depreciation and amortization expense	125	—	—
Travel	358	51	182
Other	523	255	114
Capitalized costs	(6,841)	(3,263)	(2,033)
Total clinical expenses	2,706	1,053	848

Before capitalization of €6.8 million for the year ended December 31, 2021, and €3.3 million for the year ended December 31, 2020, clinical expenses increased by €5.2 million, or 121.2%, from €4.3 million for the year ended December 31, 2020 to €9.5 million for the year ended December 31, 2021. The increase in the expenses was mainly due to an increase in staff, consulting and study activities of the on-going DREAM IDE in the United States, completion of the BETTER SLEEP trial implantations and continuous recruitment for the EliSA trial. Other clinical expenses for the year ended December 31, 2021 mainly increased due to recruitment and training costs.

Before capitalization of €3.3 million for the year ended December 31, 2020, clinical expenses increased by 49.8 % from €2.9 million for the year ended December 31, 2019 to €4.3 million for the year ended December 31, 2020. The increase in the expenses was mainly due to an increase in staff and consulting to support the completion of the BETTER SLEEP study implantations, continuous recruitment for EliSA study and the launch of the new DREAM IDE study in the US.